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                           SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  JUNE 2, 2006

                         Date of earliest event reported


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                        ICON INTERNATIONAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

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          Florida                        000-30947               59-3461879
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(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)


                 20533 Biscayne Blvd., #209, Aventura, FL 33180
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          (Address of principal executive offices, including zip code)


                                 (305) 792-9191
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               Registrant's telephone number, including area code


                           MARKETING SYSTEMS USA, INC.
           -----------------------------------------------------------
           Former name or former address, if changed since last report

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                     FACTORS THAT MAY AFFECT FUTURE RESULTS

         This Report on Form 8-K contains forward looking statements within the meaning of and which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Such forward looking statements are subject to risks and uncertainties that could cause actual results to be materially different from historical results or from any results expressed or implied by such forward looking statements. Forward looking statements generally are accompanied by words such as "anticipates," "belief," "believes," "estimates," "expects," "intends," "plans," and similar statements, and should be considered uncertain and forward looking. Any forward looking statements speak only as of the date on which such statement is made, are not guarantees of future performance, and involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward looking statements, whether as a result of new information, future events or otherwise. Factors that could cause such results to differ materially from the results discussed in such forward looking statements include, without limitation: uncertain continued ability to meet our operational needs in view of serious working capital constraints; need for substantial additional capital to meaningfully proceed with our plan of operations; no assurances of and uncertainty of profitability; need for additional management, sales and marketing personnel, which is contingent upon our receipt of additional capital; competition from companies having substantially greater financial, marketing and other resources than the Company, including name and brand recognition; the impact of competitive services and pricing; changing consumer tastes and trends; and the legal, auditing, and administrative cost of compliance associated with the Sarbanes-Oxley Act. Many of such risk factors are beyond the Company's control. New factors emerge from time to time and it is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the business of the Company or the extent to which any factor, or combination of factors may cause actual results to differ materially from those contained in any forward looking statements. In light of these risks and uncertainties, there can be no assurance that the results anticipated in these forward looking statements contained in this Report, as amended, will in fact occur. All forward looking statements wherever they may appear are expressly qualified in their entirety by the cautionary statements in this section. The Company undertakes no obligation to update any such forward looking statements.

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On June 2, 2006, Icon International Holdings, Inc. (the "Registrant" or the "Company") entered into a financial public relations consulting agreement with Euro-Bentley Capital, Inc. ("EBC"). The agreement, which is for a term of two years unless earlier terminated as described in the agreement, generally provides for EBC to act as a financial public relations advisor and consultant on a non-exclusive basis. In consideration for its services, EBC and/or its will receive 1,155,000 shares of the Company's restricted common stock. The Company must approve any fees or expenses prior to being incurred by EBC.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

         On June 2, 2006, the Registrant issued 25,000,000 restricted shares of the Company's common stock upon conversion by its sole officer and director, Alan Brooks, of $25,000 of his loans made to the Company. The amount of loans converted represents a small portion of the loans made by Mr. Brooks to the Company in the approximate principal amount of $200,000 through May 31, 2006, exclusive of accrued interest. The loans are convertible at $.001 par value per share in accordance with a prior agreement.

         On June 2, 2006, the Registrant issued 1,155,000 shares of the Company's restricted common stock to Euro-Bentley Capital and its designees in consideration of the financial public relations services to be performed in accordance with the terms of a consulting agreement between the Registrant and Euro-Bentley Capital.

         On June 2, 2006, the Registrant issued 2,000,000 shares of the Company's restricted common stock to a third party non-affiliate for airline business development services provided to the Corporation, which share amount was previously agreed to by and between the Registrant and such non-affiliate in November, 2005.

         On June 2, 2006, the Registrant issued 50,000 shares of the Company's restricted common stock to a third party non-affiliate for services performed on behalf of the Registrant related to securing airport gates and lounges, which share amount was previously agreed to by and between the Registrant and such non-affiliate in November, 2005.

         On June 2, 2006, the Registrant issued 50,000 shares of the Company's restricted common stock to stock to a third party non-affiliate in consideration of services performed on behalf of the Registrant related to airline parts and maintenance, which share amount was previously agreed to by and between the Registrant and such non-affiliate in November, 2005.

         On June 2, 2006, the Registrant issued 45,000 shares of the Company's restricted common stock to stock to third party non-affiliate in consideration of services performed on behalf of the Registrant in 2001, in full satisfaction of any sums owed for such services, and which such share amount was previously agreed to by and between the Company and to such non-affiliate in October, 2005.

         All of the foregoing shares were issued pursuant to Section 4(2) under the Securities Act of 1933, as amended (the "Securities Act"), based upon the limited number of offerees, their relationship to the Company, the number of shares offered, the size of the offering, and the manner of such offering.


ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT

         In connection with the issuance of 25,000,000 shares of restricted common stock to Alan Brooks, the Registrant's sole officer and director, upon conversion of a portion of the outstanding balance of his loans to the Company, Mr. Brooks acquired a controlling equity interest in the Registrant. Prior to the issuance of such shares, no one person or group had a controlling equity interest in the Registrant. Mr. Brooks remains the sole officer and director of the Registrant. Such share amount represents approximately 73.9% of the Company's issued and outstanding common stock. After having effected gift transfers to certain donees, including an entity owned and controlled by Mr. Brooks, his son and spouse, as well as certain unaffiliated third parties, Mr. Brooks is deemed to beneficially own approximately 72.1% of the issued and outstanding

         There is no arrangement or understanding by and between Mr. Brooks and any other person with respect to election of directors or other matters. There are no current arrangements known to the Company which may result in a change of control of the Company.

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Security Ownership of Certain Beneficial Owners and Management

         As of the date hereof, the Company has 33,820,030 shares of its common stock issued and outstanding. The following table sets forth, as of the date hereof, the beneficial ownership of the Company's common stock: (i) by any person known to the Company to beneficially own more than 5% of the Company's common stock; (ii) by each director; (iii) by each executive officer; and (iv) by all directors and executive officers as a group:

                       Name and Address(1)            Amount and Nature of        Percent of
Title of Class         of Beneficial Owner            Beneficial Owner (2)         Class (3)
--------------         -------------------            --------------------        ----------
Common                 Alan Brooks (4)(5)                  24,387,962                72.1%
                       20533 Biscayne Blvd., # 209
                       Aventura, FL 33180

Common                 Jack Gentile                         2,000,000                 5.9%
                       c/o New York Aviation
                       P.O. Box 467 Bayside, NY 11361

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(1)  Each of the persons listed has sole voting, investment, and dispositive power, except as otherwise noted.

(2)  Beneficial ownership has been determined in accordance with Rule 13d-3(d)
     (1)(i) under the Exchange Act; such rule, generally, includes as beneficial owners of securities, among others, any person who directly or indirectly through any contract, arrangement, understanding, relationship, or otherwise has shares or voting power and/or investment power with respect to such securities, and any person who has the right to acquire beneficial ownership of such security within sixty days through a means including but not limited to the exercise of any option, warrant, right or conversion of a security.

(3) All percentages are based on 33,820,030 shares issued and outstanding as of June 2, 2006.

(4)  Mr. Brooks is the sole officer and director of the Company.

(5) Includes (i) 21,475,000 shares owned by Miami Investment Partners, Inc. which is owned and controlled by Mr. Brooks, (ii) 1,245,438 shares owned by his wife, (iii) 1,005,000 shares owned by his son and (iv)an irrevocable proxy in favor of Mr. Brooks to vote 239,562 shares, 175,000 shares and 5,400 shares owned by third party non-affiliates.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits


 EXHIBIT NO.    DESCRIPTION
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    10.0        Financial Public Relations Agreement between the Registrant and Euro-Bentley Capital, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 8, 2006                            ICON INTERNATIONAL HOLDINGS, INC.


                                               By: /s/ Alan Brooks
                                                   -----------------------------
                                                   President












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